UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 2, 2025
Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

DELEK US HOLDINGS, INC.	DELEK LOGISTICS PARTNERS, LP

Delaware	001-38142	35-2581557	Delaware	001-35721	45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way , Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(
615
)
771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Common Units Representing Limited Partnership Interests	DKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry Into a Material Definitive Agreement.
The disclosures set forth in item 2.01 below ae incorporated by reference into this item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously disclosed on December 13, 2024, Delek Logistics Partners, LP (the “Partnership”) entered into a Membership Interest Purchase Agreement with Gravity Water Holdings LLC (the “Seller”) to purchase 100% of the limited liability company interests in Gravity Water Intermediate Holdings LLC (the “Purchased Interests”), related to Seller’s water disposal and recycling operations in the Permian Basin and the Bakken (the “Purchase Agreement”).
The acquisition of the Purchased Interests contemplated by the Purchase Agreement closed on January 2, 2025. The purchase price for the Purchased Interests was $285 million, subject to customary closing adjustments, which was paid in a combination of $209,299,177.75 in cash and 2,175,209 common units representing equity interests of the Partnership. The equity interests issued to the Seller was issued pursuant to the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act. Pursuant to the registration rights agreement (the “Registration Rights Agreement”) signed in connection with the Purchase Agreement, the Partnership has agreed to file with the SEC a registration statement within ten (10) business days after the closing to register the resale of the equity interests issued to the Seller.
The foregoing description is a summary and is qualified in its entirety by reference to the Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 2.1 and 10.1 to the Current Report on Form
8-K
and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On January 2, 2025, the Partnership issued a press release announcing the closing of the acquisition of the Purchased Interests. A copy of the press release is attached to this Current Report on Form
8-K
as Exhibit 99.1 and is incorporated herein by reference.
The information in this item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

2.1	Membership Interest Purchase Agreement, dated as of December 11, 2024, by and between Gravity Water Holdings LLC and Delek Logistics Partners, LP (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on December 13, 2024)

10.1	Registration Rights Agreement, dated January 2, 2025, by and between Gravity Water Holdings LLC and Delek Logistics Partners, LP

99.1	Press release of Delek Logistics Partners, LP, issued January 2, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2025	DELEK LOGISTICS PARTNERS, LP

By: Delek Logistics GP, LLC Its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer

Dated: January 2, 2025	DELEK US HOLDINGS, INC.

By: Delek Logistics GP, LLC Its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer